UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2010

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2009, as filed with the Commission on October 28, 2009, Heritage Commerce Corp (the “Company”) and its wholly owned subsidiary, Heritage Bank of Commerce, a California banking corporation (the “Bank”) have been expecting to enter into a written agreement with the Federal Reserve Bank of San Francisco as follow-up to a recently concluded examination of the Company and the Bank.  The written agreement was signed on February 17, 2010 among the Company, the Bank, the Federal Reserve Bank of San Francisco (“FRB”), and the California Department of Financial Institutions (“DFI”) (the final written agreement, as executed by the parties, is herein called the “Written Agreement”).

A copy of the Written Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.  Among other things, the Written Agreement provides that the Company and the Bank shall submit to the FRB and the DFI their continuing plans to enhance credit risk and administration functions, to maintain policies and procedures for the maintenance of an adequate allocation for loan and lease losses, to improve earnings for 2010, to improve the Bank’s liquidity position and funds management practices, and to update the Company’s capital plan in order to maintain capital ratios at or above the required minimums.  The Written Agreement also restricts the payment of dividends and any payments on trust preferred securities or subordinated debt, any reduction in capital or the purchase or redemption of stock without the prior approval of the FRB and the DFI.  The Written Agreement requires the Company to comply with restrictions on indemnification and golden parachute payments, and to comply with notice and approval requirements related to the appointment of directors and senior executive officers.  Progress reports detailing the form and manner of all actions taken to secure compliance with the Written Agreement must be submitted to the FRB and DFI at least quarterly. This description of the Written Agreement is a summary and does not purport to be a complete description of all of the terms of the agreement and is qualified in its entirety by reference to the copy of the Written Agreement filed with this Current Report.

ITEM 9.01                               FINANCIAL STATEMENT AND EXHIBITS.

(D)                             Exhibits.

10.1	Written Agreement by and between Heritage Commerce Corp and the Federal Reserve Board and the California Department of Financial Institutions dated February 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: February 23, 2010	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Written Agreement by and between Heritage Commerce Corp and the Federal Reserve Board and the California Department of Financial Institutions dated February 17, 2010.